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                                                                    EXHIBIT 99.2

                        CERTIFICATION OF PERIODIC REPORT

     I, James A. Lawrence, Chief Financial Officer of General Mills, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:


          (1) the Quarterly Report on Form 10-Q/A of the Company for the fiscal quarter ended February 23, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and


          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 30, 2003


                                                 /s/ JAMES A. LAWRENCE
                                          --------------------------------------
                                                    James A. Lawrence
                                                 Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to General Mills, Inc. and will be retained by General Mills, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.